UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2010

FedEx Corporation
 (Exact name of registrant as specified in its charter)

Delaware	1-15829	62-1721435
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

942 South Shady Grove Road, Memphis, Tennessee	38120
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (901) 818-7500

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b) Retirement of Director: J.R. Hyde, III has provided notice of his decision to retire from the Board of Directors of FedEx Corporation, effective immediately before the next annual meeting of FedEx’s stockholders on September 26, 2011, and not stand for reelection. Mr. Hyde has served with distinction on the FedEx Board for over 30 years, and has been an integral part of the company’s success. His Board leadership during the recent global recession has helped FedEx emerge stronger than ever with the company poised for future growth.
(e) Adoption of Compensatory Plan: At the annual meeting of FedEx’s stockholders held on September 27, 2010, the stockholders, upon the recommendation of the Board of Directors, approved the adoption of the FedEx Corporation 2010 Omnibus Stock Incentive Plan (the “Plan”).
A brief summary of the Plan was included as part of Proposal 2 in FedEx’s definitive proxy statement filed with the Securities and Exchange Commission on August 16, 2010. The summary of the Plan contained in the proxy statement is qualified by and subject to the full text of the Plan, which was filed as Appendix B to the proxy statement and incorporated herein by reference.
Item 5.07. Submission of Matters to a Vote of Security Holders.
At the annual meeting of FedEx’s stockholders held on September 27, 2010, the stockholders took the following actions:
The stockholders elected eleven directors, each of whom will hold office until the annual meeting of stockholders to be held in 2011 and until his or her successor is duly elected and qualified. The tabulation of votes with respect to each nominee for director was as follows:

	Votes	Votes		Broker
Nominee	For	Against	Abstentions	Non-Votes
Frederick W. Smith	245,873,781	7,534,969	246,835	24,739,834
James L. Barksdale	247,143,673	6,308,407	203,505	24,739,834
John A. Edwardson	243,463,718	9,942,987	248,880	24,739,834
J.R. Hyde, III	248,398,200	5,019,045	238,340	24,739,834
Shirley A. Jackson	228,232,751	25,140,519	282,315	24,739,834
Steven R. Loranger	224,651,490	28,749,625	254,470	24,739,834
Gary W. Loveman	249,657,111	3,726,683	271,791	24,739,834
Susan C. Schwab	246,838,497	6,556,195	260,893	24,739,834
Joshua I. Smith	244,442,946	8,914,953	297,686	24,739,834
David P. Steiner	239,068,885	13,308,363	1,278,337	24,739,834
Paul S. Walsh	244,913,685	8,486,162	255,738	24,739,834

Adoption of the Plan was approved by stockholders. The tabulation of votes on this matter was as follows:
•	230,116,897 votes for
•	22,863,979 votes against
•	674,583 abstentions
•	24,739,959 broker non-votes
The Audit Committee’s designation of Ernst & Young LLP as FedEx’s independent registered public accounting firm for the fiscal year ending May 31, 2011 was ratified by the stockholders. The tabulation of votes on this matter was as follows:
•	275,739,509 votes for
•	2,385,683 votes against
•	270,227 abstentions
•	There were no broker non-votes for this item
A stockholder proposal requesting that the Board of Directors adopt a policy that the Chairman of the Board of Directors be an independent director who has not previously served as an executive officer of FedEx was not approved by stockholders. The tabulation of votes on this matter was as follows:
•	88,211,407 votes for
•	162,106,008 votes against
•	3,338,045 abstentions
•	24,739,959 broker non-votes
A stockholder proposal requesting that the Board of Directors undertake such steps as may be necessary to permit FedEx stockholders to take action by written consent in lieu of a meeting was approved by the stockholders. The tabulation of votes on this matter was as follows:
•	130,547,771 votes for
•	122,073,092 votes against
•	1,034,597 abstentions
•	24,739,959 broker non-votes
A stockholder proposal requesting that the Board of Directors amend FedEx’s Corporate Governance Guidelines to disclose a written and detailed CEO succession planning policy, including a requirement that the Board produce an annual report on its succession plan to shareholders was not approved by the stockholders. The tabulation of votes on this matter was as follows:
•	60,096,420 votes for
•	192,862,789 votes against
•	696,251 abstentions
•	24,739,959 broker non-votes

SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit
Number	Description
10.1	FedEx Corporation 2010 Omnibus Stock Incentive Plan (filed as Appendix B to FedEx Corporation’s FY2010 definitive proxy statement, Commission File No. 1-15829, and incorporated herein by reference).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FedEx Corporation
Date: September 30, 2010	By:	/s/ Christine P. Richards
Christine P. Richards
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit
Number	Description
10.1	FedEx Corporation 2010 Omnibus Stock Incentive Plan (filed as Appendix B to FedEx Corporation’s FY2010 definitive proxy statement, Commission File No. 1-15829, and incorporated herein by reference).

E-1